Exibit 10.1

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (this "Agreement") is made and entered into as of ______________, by and between Astrata Group Incorporated, a Nevada corporation (the "Company"), and _______________ (the "Indemnitee").

                              W I T N E S S E T H:

         WHEREAS, the interpretation of ambiguous statutes, regulations and bylaws regarding indemnification of directors and officers may be too uncertain to provide such directors and officers with adequate notice of the legal, financial and other risks to which they may be exposed by virtue of their service as such; and

         WHEREAS, damages sought against directors and officers in shareholder or similar litigation by class action plaintiffs may be substantial, and the costs of defending such actions and of judgments in favor of plaintiffs or of settlement therewith may be prohibitive for individual directors and officers, without regard to the merits of a particular action and without regard to the culpability of, or the receipt of improper personal benefit by, any named director or officer to the detriment of the corporation; and

         WHEREAS, the issues in controversy in such litigation usually relate to the knowledge, motives and intent of the director or officer, who may be the only person with firsthand knowledge of essential facts or exculpating circumstances who is qualified to testify in such person's defense regarding matters of such a subjective nature, and the long period of time which may elapse before final disposition of such litigation may impose undue hardship and burden on a director or officer or on such person's estate in launching and maintaining a proper and adequate defense for a director or officer or for such person's estate against claims for damages; and

         WHEREAS, the Company is organized under the Nevada General Corporation Law (the "NGCL"), and Sections 78.7502 and 78.751 of the Nevada Revised Statutes ("the NRS") permit a corporation organized under the NGCL to enter into agreements with respect to indemnification; and

         WHEREAS, the Articles of Incorporation of the Company (as it may be amended or amended from time to time, the "Articles of Incorporation) provides that the Company "shall indemnify to the fullest extent permitted by Nevada law (as the same may be amended and supplemented) any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator in intestate is or was a director, officer, employee or agent of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation"; and

         WHEREAS, the Board of Directors and stockholders of the Company have concluded that it is reasonable and prudent for the Company contractually to obligate itself to indemnify in a reasonable and adequate manner the Indemnitee and to assume for itself maximum liability for expenses and damages in connection with claims lodged against the Indemnitee for such person's decisions and actions as a director, officer, employee or agent of the Company and its subsidiaries;

         NOW,  THEREFORE,  in consideration of the foregoing,  and of other good
and  valuable   consideration,   the  receipt  and   sufficiency  of  which  are
acknowledged by each of the parties hereto, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         A. "Board" shall mean the Board of Directors of the Company.

         B. "Corporate Status" shall mean the status of a person who is or was a director, officer, employee or agent of the Company, or is or was or agreed to become a member of any committee of the Board, and the status of a person who is or was serving or has agreed to serve at the request of the Company as a director, officer, partner (including service as a general partner of any limited partnership), member, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, other incorporated or unincorporated entity or enterprise or employee benefit plan. For the purposes of this Agreement, any person serving as a director, officer, partner, member, trustee, employee, or agent of any subsidiary of the Company or any employee benefit plan of the Company or any of its subsidiaries shall be deemed to be so serving at the request of the Company, and no corporate or other action shall be or be deemed to be required to evidence any such request.

         C. "Expenses" shall mean any and all expenses actually and reasonably incurred directly or indirectly in connection with a Proceeding, including, without limitation, all attorneys' fees, retainers, court costs, transcript costs, fees of experts, investigation fees and expenses, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

         D. "Liabilities" shall mean liabilities of any type whatsoever, including, without limitation, any judgments, fines, excise taxes and penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) actually and reasonably incurred directly or indirectly in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

         E. "Proceeding" shall mean any threatened, pending or completed action, suit, proceeding, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal or appeals therefrom, and any inquiry or investigation that could lead to any of the foregoing.

         F. "Voting Securities" shall mean any securities of the Company that are entitled to vote generally in the election of directors.

                                   ARTICLE II

                                TERM OF AGREEMENT

         This Agreement shall continue until, and terminate upon the later to occur of (i) the death of the Indemnitee; or (ii) the final termination of all Proceedings (including possible Proceedings) in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee regarding the interpretation or enforcement of this Agreement. This Agreement shall govern the indemnification rights of the Indemnitee for all Liabilities and Expenses in connection with any Proceeding instituted or commenced on or after the date hereof notwithstanding that any alleged act or omission of the Indemnitee occurred prior to the date hereof. The rights of Indemnitee under this Agreement shall survive termination of Indemnitee's status as a director, officer, employee, or agent of the Company.

                                   ARTICLE III

                    NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS

         Section 3.1 Notice of Proceedings. The Indemnitee will notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the Indemnitee's failure to so notify the Company shall not relieve the Company from any liability to the Indemnitee under this Agreement.

         Section 3.2 Defense of Claims. The Company will be entitled to participate, at the expense of the Company, in any Proceeding of which the Company has notice. The Company jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of the Indemnitee therein, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of the Indemnitee in any Proceeding if the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee with respect to such Proceeding. The Company will not be liable to the Indemnitee under this Agreement for any Expenses incurred by the Indemnitee in connection with the defense of any Proceeding, other than reasonable costs of investigation or as otherwise provided below, after notice from the Company to the Indemnitee of its election to assume the defense of the Indemnitee therein. The Indemnitee shall have the right to employ his or her own counsel in any such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company; (ii) the Indemnitee shall have reasonably concluded that counsel employed by the Company may not adequately represent the Indemnitee and shall have so informed the Company; or (iii) the Company shall not in fact have employed counsel to assume the defense of the Indemnitee in such Proceeding or such counsel shall not, in fact, have assumed such defense or such counsel shall not be acting, in connection therewith, with reasonable diligence; and in each such case the fees and expenses of the Indemnitee's counsel shall be advanced by the Company.

         Section 3.3 Settlement of Claims. The Company shall not settle any Proceeding in any manner which would impose any Liability, penalty or limitation on the Indemnitee, or cause the Indemnitee to become subject to or bound by any injunction, order, judgment or decree, without the written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by the Indemnitee without the Company's written consent, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE IV

                                 INDEMNIFICATION

         Section 4.1 In General. Upon the terms and subject to the conditions set forth in this Agreement, the Company shall hold harmless and indemnify the Indemnitee against any and all Liabilities and Expenses actually incurred by or for the Indemnitee in connection with any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) to the fullest extent required or permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time require or permit. To the extent that the Indemnitee has at any time heretofore served or at any time hereafter serves as a director, officer, employee, partner, trustee or agent of, for, or on behalf of any subsidiary of the Company, the Company expressly agrees and acknowledges that Indemnitee was or is serving in each such capacity at the request of the Company.

         Section 4.2 Proceeding other Than a Proceeding by or in the Right of the Company. Without limiting the generality of Section 4.1, if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) (other than a Proceeding by or in the right of the Company) by reason of the Indemnitee's Corporate Status, or by reason of any alleged act or omission by the Indemnitee in any such capacity, the Company shall, subject to the limitations set forth in Section 4.6 below, hold harmless and indemnify the Indemnitee against any and all Liabilities and Expenses of the Indemnitee in connection with the Proceeding if the Indemnitee acted in good faith.

         Section 4.3 Proceeding by or in the Right of the Company. Without limiting the generality of Section 4.1, if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) by or in the right of the Company to procure a judgment in its favor by reason of the Indemnitee's Corporate Status, or by reason of any alleged act or omission by the Indemnitee in any such capacity, the Company shall, subject to the limitations set forth in Section 4.6 below, hold harmless and indemnify the Indemnitee against any and all Expenses of the Indemnitee in connection with the Proceeding if the Indemnitee acted in good faith; except that no indemnification under this Section 4.3 shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged, pursuant to a judgment or other adjudication which is final and has become nonappealable, to be liable to the Company, unless a court of appropriate jurisdiction (including, but not limited to, the court in which such Proceeding was brought) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such Expenses which such court shall deem proper.

         Section 4.4 Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is or has been successful on the merits or otherwise in defense of any Proceeding, the Indemnitee shall be indemnified by the Company to the maximum extent consistent with law against all Expenses of the Indemnitee in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is or has been successful on the merits or otherwise in defense of one or more but less than all claims, issues or matters in such Proceeding, the Company shall hold harmless and indemnify the Indemnitee to the maximum extent consistent with law against all Expenses of the Indemnitee in connection with each successfully resolved claim, issue or matter in such Proceeding. Resolution of a claim, issue or matter by dismissal, with or without prejudice, shall be deemed a successful result as to such claim, issue or matter.

         Section 4.5 Indemnification for Expenses of Witness. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee, by reason of the Indemnitee's Corporate Status, has prepared to serve or has served as a witness in any Proceeding, or has participated in discovery proceedings or other trial preparation, the Indemnitee shall be held harmless and indemnified against all Expenses of the Indemnitee in connection therewith.

         Section 4.6 Specific Limitations on Indemnification. In addition to the other limitations set forth in this Article IV, and notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any payment to the Indemnitee for indemnification of Liabilities or Expenses, or both, in connection with any Proceeding:

                  1. To the extent that payment of any of the Liabilities or Expenses of the Indemnitee is actually made to the Indemnitee under any insurance policy or is made on behalf of the Indemnitee by or on behalf of the Company otherwise than pursuant to this Agreement;

                  2. For any acts or omissions or transactions from which a director may not be relieved of liability under NRS Section 78.138; or

                  3. For an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute or regulation.

                                    ARTICLE V

                             ADVANCEMENT OF EXPENSES

         Notwithstanding any provision to the contrary in Article VI hereof, the Company shall pay or reimburse all Expenses of the Indemnitee incurred by or for the Indemnitee in connection with any Proceeding in advance of the final disposition of such Proceeding, provided that the Company receives an undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under applicable law (the "Undertaking"). The Undertaking shall reasonably evidence the Expenses incurred by or for the Indemnitee. The Company shall pay all such Expenses within five (5) business days after the receipt by the Company of the Undertaking. The Undertaking shall be unsecured and interest free, and shall be made and accepted by the Company without reference to the Indemnitee's financial ability to make repayment.

                                   ARTICLE VI

                             PROCEDURE FOR PAYMENT;
                    DETERMINATION OF RIGHT TO INDEMNIFICATION

         Section 6.1 Procedure for Payment. To obtain indemnification for Liabilities under this Agreement, and to obtain indemnification for Expenses not paid in advance of the final disposition of any Proceeding pursuant to Article V, the Indemnitee shall submit to the Company a written request for payment, including with such request such documentation as is reasonably available to the Indemnitee and reasonably necessary to determine whether, and to what extent, the Indemnitee is entitled to indemnification and payment hereunder. The Secretary of the Company, or such other person as shall be designated by the Board of Directors, promptly upon receipt of a request for indemnification shall advise the Board of Directors, in writing, of such request. Any indemnification payment due hereunder shall be paid by the Company no later than five (5) business days following the determination, pursuant to this Article VI, that such indemnification payment is proper hereunder.

         Section 6.2 No Determination Necessary when the Indemnitee was Successful. To the extent the Indemnitee is or has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Company shall indemnify the Indemnitee against Expenses of the Indemnitee in connection with any such Proceeding or any claim, issue or matter therein as provided in Section 4.4.

         Section 6.3 Determination of Indemnification. Except as otherwise provided in Section 6.2, a determination for indemnification of the Indemnitee under Article IV shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper given the circumstances, which determination shall be made:

                  1. by the stockholders of the Company, by the affirmative vote of the majority of the Voting Securities present in person or by proxy and entitled to vote on the subject matter;

                  2. by the Board by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

                  3. if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

                  4. if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

                  5. the court in which the Proceeding is or was pending upon application by Indemnitee.

         Section 6.4 Right to Appeal. Notwithstanding a determination by any forum listed in Section 6.3 that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, or any claim, issue or matter therein, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Such enforcement action shall consider the Indemnitee's entitlement to indemnification de novo, and the Indemnitee shall not be prejudiced by reason of a prior determination that the Indemnitee is not entitled to indemnification. The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company further agrees to stipulate in any such judicial proceeding that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         Section 6.5 Right to Seek Judicial Determination. Notwithstanding any other provision of this Agreement to the contrary, at any time after sixty (60) days after a request for indemnification has been made to the Company (or upon earlier receipt of written notice that a request for indemnification has been rejected or the expiration of time within which any such payment must be made hereunder) and before the third (3rd) anniversary of the making of such indemnification request, the Indemnitee may petition a court of competent jurisdiction, whether or not such court has jurisdiction over, or is the forum in which is pending, the Proceeding, to determine whether the Indemnitee is entitled to indemnification hereunder, and such court thereupon shall have the exclusive authority to make such determination, unless and until such court dismisses or otherwise terminates the Indemnitee's action without having made such determination. The court, as petitioned, shall make an independent determination of whether the Indemnitee is entitled to indemnification hereunder, without regard to any prior determination in any other forum as provided hereby.

         Section 6.6 Expenses under this Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing, action, suit or proceeding under this Article VI involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other hearing, action, suit or proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, even if it is finally determined that the Indemnitee is not entitled to indemnification in whole or in part hereunder, unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in connection with such hearing, action, suit or proceeding was not made in good faith or was frivolous.

                                   ARTICLE VII

                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

         Section 7.1 Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person, persons, entity or entities making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

         Section 7.2 Effect of other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith or is liable pursuant to NRS Section 78.138.

         Section 7.3 Reliance as Safe Harbor. For purposes of any determination of whether any act or omission of the Indemnitee was done or made in good faith, each act or omission of the Indemnitee shall be deemed to be in good faith if the Indemnitee's act or omission is based on the records or books of accounts of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company, or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this section 7.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement or under applicable law.

         Section 7.4 Actions of Others. The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.

                                  ARTICLE VIII

                  INSURANCE; OTHER INDEMNIFICATION ARRANGEMENTS

         Section 8.1 Insurance. In the event that the Company maintains officers' and directors' or similar liability insurance to protect itself and any director or officer of the Company against any expense, liability or loss, such insurance shall cover the Indemnitee to at least the same degree as each other director and/or officer of the Company.

         Section 8.2 Other Arrangements. The Articles of Incorporation and Bylaws of the Company and the NGCL permit the Company to purchase and maintain insurance on behalf of the Indemnitee against any Liability asserted against or incurred by him or any Expenses incurred by him or on his behalf in connection with actions taken or omissions by the Indemnitee in his Corporate Status, whether or not the Company would have the power to indemnify the Indemnitee under this Agreement or under the NGCL, as they may be in effect from time to time. The purchase of any such insurance shall in no way affect or limit the rights and obligations of the Indemnitee and the Company hereunder, except as expressly provided herein, and the execution and delivery of this Agreement by the Indemnitee and the Company shall in no way affect or limit the rights and obligations of such parties under or with respect to any other such Indemnification Arrangement (as defined in Section 9.1).

                                   ARTICLE IX

                 NON-EXCLUSIVITY, SUBROGATION AND MISCELLANEOUS

         Section 9.1 Non-Exclusivity. The rights of the Indemnitee hereunder shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under any provision of law, the Articles of Incorporation, the Bylaws of the Company, as the same may be in effect from time to time, any other agreement, a vote of stockholders of the Company or a resolution of directors of the Company or otherwise (each an "Indemnification Arrangement"), and to the extent that during the term of this Agreement the rights of the then-existing directors and officers of the Company are more favorable to such directors or officers than the rights currently provided to the Indemnitee under this Agreement, the Indemnitee shall be entitled to the full benefits of such more favorable rights. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof which would in any way limit the benefits and protections afforded to an Indemnitee hereby shall be effective as to such Indemnitee with respect to any act or omission by such Indemnitee in the Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

         Section 9.2 Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         Section 9.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand, by courier or by telegram and receipted for by the party to whom said notice or other communication shall have been directed at the time indicated on such receipt; (ii) if by facsimile, at the time shown on the confirmation of such facsimile transmission; or (iii) if by U.S. certified or registered mail, with postage prepaid, on the third business day after the date on which it is so mailed: if to the Indemnitee, to the address shown with the Indemnitee's signature below; if to the Company to: Astrata Group Incorporated, Attention: President, 1801 Century Park East, Suite 1830, Los Angeles, California 90067-2320; or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

         Section 9.4 Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Nevada, without regard to the principles of choice of laws thereof.

         Section 9.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors and permitted assigns. This Agreement cannot be assigned by the Company, either directly or indirectly, by purchase, merger, consolidation or otherwise, without the express written consent of the Indemnitee unless the Company shall have received, prior to such assignment, from any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) a written agreement, in form, scope and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to be bound by and to perform this Agreement in the same manner and to the same extent as the Company would be required to perform absent such succession or assignment.

         Section 9.6 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. It is the express intention and agreement of the Company and the Indemnitee that any court of competent jurisdiction that interprets or enforces this Agreement have full power and authority to reform any provision of this Agreement to modify the invalid or unenforceable provision to achieve the parties' intent to provide the Indemnitee with indemnification for Liabilities and Expenses to the maximum extent permitted by applicable law.

         Section 9.7 Waiver. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.


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

         Section 9.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto in reference to the subject matter hereof; provided, however, that the parties acknowledge and agree that the NGCL and the Articles of Incorporation and Bylaws of the Company and each of its subsidiaries contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to the NGCL or such instruments, or under any other contract, agreement, insurance policy or other instrument or document heretofore or hereafter existing which provides to the Indemnitee any right of indemnification or reimbursement of any nature whatsoever.

         Section 9.9 Titles. The titles to the articles and sections of this Agreement are inserted for convenience of reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

         Section 9.10 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 9.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.


                            [Signature Page Follows]


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           ASTRATA GROUP INCORPORATED



                           By:
                              --------------------------------------------------

                           Name:
                                ------------------------------------------------

                           Title:
                                 -----------------------------------------------




                           as INDEMNITEE

                           Print Name:
                                      ------------------------------------------

                           Address:
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                           Facsimile No.:
                                         ---------------------------------------


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